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                                                                    EXHIBIT 10.1



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-13388 and 333-13390) pertaining to the 1995 and 1998
Employee Share Option Schemes of Bookham Technology plc of our report dated March 18, 2003 (except for Note 31 -- Supplemental disclosures required under US GAAP, as to which the date is December 16, 2003) with respect to the consolidated financial statements of Bookham Technology plc included in this Amendment No. 3 to the Annual Report (Form 20-F/A) for the year ended December 31, 2002.

                                                 /s/ ERNST & YOUNG LLP
                                                 ERNST & YOUNG LLP


Reading, England
December 16, 2003